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                                                                   EXHIBIT 23.02

                         Consent of Independent Auditors



We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated July 23, 1999, in Amendment No. 1 to the Registration Statement (Form S-3 No. 333-94013) and related Prospectus of Cree, Inc., for the registration of 2,990,000 shares of its common stock.

                                                  /s/ ERNST & YOUNG LLP
Raleigh, North Carolina
January 6, 2000